Exhibit 10.11

LETTER AMENDMENT NO. 4
Dated as of April 15, 2014
HSBC Bank USA, National Association
452 Fifth Avenue, 8th Floor
New York, NY 10018

Attention: Thomas Foley, Managing Director
Ladies and Gentlemen:
We refer to the 3-Year Letter of Credit Agreement dated as of May 6, 2005 (such 3-Year Letter of Credit Agreement, as heretofore amended, the "Letter of Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment No. 4 (this "Letter Amendment") have the same meanings as specified in the Letter of Credit Agreement.
It is hereby agreed by you and us that the Letter of Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:
(a)The definition of "Termination Date" in Section 1.01 is hereby amended to read in its entirety as follows:
"Termination Date" means the first to occur of (i) September 30, 2016, (ii) the date the LC Issuer receives irrevocable written notice from the Company of the termination of its right to request Letters of Credit hereunder, or (iii) the date the obligation of the LC Issuer to issue Letters of Credit is terminated pursuant to Section 7.01 hereof.
(b)    Section 1.01 is amended by adding in appropriate alphabetical order the following definition:
"Amendment No. 4" means the Letter Amendment No. 4 dated as of March 28, 2014 to this Agreement.
“Corporate Credit Agreement” means the Credit Agreement, dated as of April 6, 2011, among the The Gap, Inc., various of its Subsidiaries, the banks and financial institutions listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as syndication agent, Citibank, N.A., HSBC Bank USA, National Association and Wells Fargo Bank, National Association, as co-documentation agents and Bank of America, N.A., as administrative agent, as amended, supplemented or modified from time to time; provided that, for the purposes Sections 6.03, the covenants (and any related provisions) in the Corporate Credit Agreement in effect at the time the Corporate Credit Agreement terminates, shall continue to be effective for the purposes of Sections 6.03; provided, further, any amendments, supplements or modifications becoming effective within the 30-day period prior to the later of the dates when the commitments under the Corporate Credit Agreement are terminated or all obligations thereunder are paid in full, shall be considered part of the Corporate Credit Agreement only if the Lender so agrees.

(c)    Section 6.02 is replaced with the following:
SECTION 6.02    Negative Covenants. The Company will comply with each of the covenants set forth in Section 7.02 of the Corporate Credit Agreement.
(d)    Section 6.03 is replaced with the following:
SECTION 6.03    Financial Covenants. The Company will comply with each of the covenants set forth in Section 7.03 of the Corporate Credit Agreement.
(e)    Section 6.04 is replaced with the following:
SECTION 6.04 Reporting Requirements. The Company will furnish to the LC Issuer:
(A)    At such times as the Lender is no longer a party to the Corporate Credit Agreement (i) each of the items specified in Section 7.04 of the Corporate Credit Agreement (it being acknowledged and agreed to by LC Issuer that to the extent any such documents are included in materials otherwise filed with the SEC, such documents may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet at the website address “www.gapinc.com” or any successor page notified to the Lender) and (ii) such other information respecting the condition or operations, financial or otherwise, of the Company.
(B)    As soon as possible and in any event within five days after a Responsible Officer becomes aware of each Event of Default and Default, a statement of a Responsible Officer of the Company setting forth details of such Event of Default or Default and the action which the Company has taken and proposes to take with respect thereto.
(C)    Such other information respecting the condition or operations, financial or otherwise, of the Company or any of its Subsidiaries as the LC Issuer may from time to time reasonably request.
(f)    Schedule III listing the LC Subsidiaries is hereby amended and replaced in its entirety by Schedule III attached hereto.
(g)    In accordance with the terms and conditions of Section 2.16, each LC Subsidiary listed in Schedule III hereby (i) agrees to be bound by all terms and provisions of the Letter of Credit Agreement relating to Letters of Credit to be issued for the account of such Subsidiary and (ii) delivers to the LC Issuer this Letter Amendment, which shall serve as the written consent of the Company assenting to the inclusion of such Subsidiary as an LC Subsidiary.
We hereby represent and warrant to you as follows:

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(a)    The representations and warranties contained in Section 5.01 of the Letter of Credit Agreement (except for the representation and warranties contained in Sections 5.01(e) and (f) thereof), as amended by this Letter Amendment, are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Letter Amendment, as though made on and as of such date, except to the extent that any such representation or warranty is stated to relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date;
(b)    The Consolidated balance sheets of the Company and its Subsidiaries as of January 31, 2014, and the related Consolidated statements of income and retained earnings of the Company and its Subsidiaries for the Fiscal Year then ended, certified by Deloitte & Touche LLP, when taken as a whole fairly present the Consolidated financial condition of the Company and its Subsidiaries as at such date and the results of the operations of the Company and its Subsidiaries for the period ended on such date, all in accordance with GAAP;
(c)    Since January 31, 2014, there has been no Material Adverse Change; and
(d)    No event has occurred and is continuing, or would result from entering into this Letter Amendment, which constitutes an Event of Default or Default.
This Letter Amendment shall become effective as of the date first above written when, and only when, you shall have received counterparts of this Letter Amendment executed by the undersigned.
On and after the effectiveness of this Letter Amendment, each reference in the Letter of Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Letter of Credit Agreement, shall mean and be a reference to the Letter of Credit Agreement, as amended by this Letter Amendment.
The Letter of Credit Agreement, as specifically amended by this Letter Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the LC Issuer under the Letter of Credit Agreement, nor constitute a waiver of any provision of the Letter of Credit Agreement.
If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Liz Ray’s attention at 2 Folsom 12th Floor, San Francisco, CA 94105.
This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier or other electronic transmission (i.e., a "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

[Remainder of Page Intentionally Left Blank]

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
Very truly yours,

THE GAP, INC.

By    /s/ Roger Chelemedos
    Name: Roger Chelemedos
    Title: Senior Vice President Finance and Treasurer

BANANA REPUBLIC, LLC

By    /s/ Roger Chelemedos
    Name: Roger Chelemedos
    Title: Senior Vice President Finance and Treasurer

GAP (CANADA) INC.

By    /s/ Roger Chelemedos
    Name: Roger Chelemedos
    Title: Senior Vice President Finance and Treasurer

GAP (JAPAN) K.K.

By    /s/ Roger Chelemedos
    Name: Roger Chelemedos
    Title: Director

GAP (NETHERLANDS) B.V.

By    /s/ Lisa D. Mertens
    Name: Lisa D. Mertens
    Title: Director

GPS CONSUMER DIRECT, INC.

By    /s/ Roger Chelemedos
    Name: Roger Chelemedos
    Title: Senior Vice President Finance and Treasurer

OLD NAVY (CANADA) INC.

By    /s/ Roger Chelemedos
    Name: Roger Chelemedos
    Title: Senior Vice President Finance and Treasurer

GAP EUROPE LIMITED

By    /s/ Roger Chelemedos
    Name: Roger Chelemedos
    Title: Director

GAP LIMITED

By    /s/ Roger Chelemedos
    Name: Roger Chelemedos
    Title: Director

OLD NAVY LLC

By    /s/ Roger Chelemedos
    Name: Roger Chelemedos
    Title: Senior Vice President Finance and Treasurer

GPS STRATEGIC ALLIANCES LLC

By    /s/ Roger Chelemedos
    Name: Roger Chelemedos
    Title: Senior Vice President Finance and Treasurer

GAP INTERNATIONAL SALES, INC.

By    /s/ Roger Chelemedos
    Name: Roger Chelemedos
    Title: Senior Vice President Finance and Treasurer

ATHLETA, INC.

By    /s/ Roger Chelemedos
    Name: Roger Chelemedos
    Title: Senior Vice President Finance and Treasurer

GAP (UK HOLDINGS) LTD.

By    /s/ Roger Chelemedos
    Name: Roger Chelemedos
    Title: Director

GAP (SHANGHAI) COMMERICAL CO., LTD.

By    /s/ Thomas J. Lima
    Name: Thomas J. Lima
    Title: Director

The entities listed on this page will become LC Subsidiaries upon the execution of this Letter Amendment:

INTERMIX HOLDCO, INC.

By    /s/ Roger Chelemedos
Name: Roger Chelemedos
Title: Senior Vice President Finance and Treasurer

INTERMIX CANADA, INC.

By:    /s/ Roger Chelemedos
Name: Roger Chelemedos
Title: Senior Vice President Finance and Treasurer

The entities listed on this page will no longer be LC Subsidiaries upon the execution of this Letter Amendment:

GAP (FRANCE) S.A.S.

By:    /s/ Lisa D. Mertens
    Name: Lisa D. Mertens
    Title: President

GPS (GREAT BRITAIN) LIMITED

By:    /s/ Roger Chelemedos
    Name: Roger Chelemedos
    Title: Director

GAP STORES (IRELAND) LIMITED

By:    /s/ Lisa D. Mertens
    Name: Lisa D. Mertens
    Title: Director

Agreed as of the date first above written:
HSBC BANK USA, NATIONAL ASSOCIATION

By:    /s/ Thomas A. Foley
Name: Thomas A. Foley
Title: Managing Director

SCHEDULE III
LC SUBSIDIARIES
Domestic LC Subsidiaries

	Entity	Jurisdiction	Percentage Wholly-Owned by Gap Inc.
1.	Banana Republic, LLC	Delaware	100%
2.	GPS Consumer Direct, Inc.	California	100%
3.	Old Navy, LLC	Delaware	100%
4.	GPS Strategic Alliances LLC	Delaware	100%
5.	Gap International Sales, Inc.	Delaware	100%
6.	Athleta, Inc.	Delaware	100%
7.	Intermix Holdco, Inc.	Delaware	100%

Foreign LC Subsidiaries

	Entity	Jurisdiction	Percentage Wholly-Owned by Gap Inc.
1.	Gap (Canada) Inc.	Canada	100%
2.	Gap (Japan) K.K.	Japan	100%
3.	Gap (Netherlands) B.V.	Netherlands	100%
4.	Old Navy (Canada) Inc.	Canada	100%
5.	Gap Europe Limited	England and Wales	100%
6.	Gap Limited	Hong Kong	100%
7.	Gap (UK Holdings) Ltd.	England and Wales	100%
8.	Gap (Shanghai) Commercial Co., Ltd.	China	100%
9.	Intermix Canada Inc.	Canada	100%